AGREEMENT CONCERNING DEBT

This Agreement is made by and between the Jay County Development Corporation (JCDC) and Omnicity, Inc. (Omnicity).

WHEREAS, Omnicity is indebted to JCDC in the principal amount of Four Hundred Fifty Thousand Ninety-eight and 31/100 Dollars ($450,098.31) plus interest, expenses and attorney fees; and

WHEREAS, Omnicity has represented to JCDC that it is unable to pay the indebtedness as agreed; and

WHEREAS, Omnicity has represented to JCDC that it is restructuring with an additional investment and that one of the conditions of the additional investment is that this Agreement be executed.

NOW, THEREFORE, the parties agree as follows:

1. Omnicity agrees to pay to JCDC within three (3) business days of the execution of this Agreement the sum of One Hundred Fifty Thousand and no/100 Dollars ($150,000.00). Said sum shall be deposited by wire transfer to an account designated in writing by JCDC.

2. In addition to said lump sum payment, Omnicity shall pay to JCDC the amounts set forth hereafter, which shall be payable on the 10th day of each month for the number of Omnicity's subscriber as of the first day of that month (with the first such payment being due on the first 10th of the month immediately following the execution of this Agreement):

Number of Subscribers	Monthly Fee Per Subscriber
0 – 299	$ 2.50
300 – 399	3.00
400 – 499	3.50
500 – 599	4.00
600 & above	5.00

The payments described herein shall continue until the total amount of the forgiven principal ($300,098.31) is paid in full.

3. Omnicity shall provide to JCDC, along with each monthly payment, a certification concerning the number of subscribers as of the first day of that month. JCDC shall have the right to require additional documentation and the right to review the records of Omnicity as to the number of subscribers.

4. Subject to the terms of this Agreement (including, but not limited to the possible reinstatement of the debt pursuant to paragraph 7) and upon receipt of the payment required by paragraph 1 herein, JCDC does hereby forgive the balance of the debt owed by Omnicity to JCDC and releases Omnicity from liability therefore.

5. Subject to the terms of this Agreement and upon receipt of the payment required by paragraph 1 herein, JCDC does release its lien on all inventory and equipment and will release the financing statements filed by JCDC with the Indiana Secretary of State and the Jay County Recorder. Omnicity will, concurrently with the execution of this Agreement, execute a security agreement to JCDC to secure the payments described in paragraph 2, granting a lien on said subscribers' monthly fees.

6. Omnicity hereby pledges to continue its business in Jay County, Indiana, and to keep and maintain in Jay County, Indiana, all of its equipment which is currently located in Jay County, Indiana. Provided that such equipment may be removed if it is immediately replaced with equipment of equal or greater value.

7. In the event that any of the agreements, covenants or warranties of this Agreement (including, but not limited to the payments provided in paragraphs 1 and 2) are violated by Omnicity, then the full amount of the original debt plus interest, expenses and attorney fees (minus any payments made) shall be fully and completely reinstated and shall be immediately due and owing to JCDC.

8. If either party defaults on this Agreement, the other party may enforce this Agreement, together with all damages, expenses and attorney fees.

9. This Agreement shall be binding upon the successors in interest (whether through purchase of assets or of the entity) and assigns of both parties.

10. Time is of the essence in the performance of this Agreement.

11. All agreements, covenants and warranties of this Agreement, unless fully performed, shall survive the execution and delivery of this Agreement.

Dated this 24th day of March, 2008.

Jay County Development Corporation

by R. Jay Johnston

______________, President

Dated this __________ day of March, 2008.

Omnicity, Inc.

by ______________

______________, President

5. Subject to the terms of this Agreement and upon receipt of the payment required by paragraph 1 herein, JCDC does release its lien on all inventory and equipment and will release the financing statements filed by JCDC with the Indiana Secretary of State and the Jay County Recorder. ~~Omnicity will, concurrently with the execution of this Agreement, execute a security agreement to JCDC to secure the payments described in paragraph 2, granting a lien on said subscribers' monthly fees.~~

6. Omnicity hereby pledges to continue its business in Jay County, Indiana, and to keep and maintain in Jay County, Indiana, all of its equipment which is currently located in Jay County, Indiana. Provided that such equipment may be removed if it is immediately replaced with equipment of equal or greater value.

7. In the event that any of the agreements, covenants or warranties of this Agreement (including, but not limited to the payments provided in paragraphs 1 and 2) are violated by Omnicity, then the full amount of the original debt plus interest, expenses and attorney fees (minus any payments made) shall be fully and completely reinstated and shall be immediately due and owing to JCDC.

8. If either party defaults on this Agreement, the other party may enforce this Agreement, together with all damages, expenses and attorney fees.

9. This Agreement shall be binding upon the successors in interest (whether through purchase of assets or of the entity) and assigns of both parties.

10. Time is of the essence in the performance of this Agreement.

11. All agreements, covenants and warranties of this Agreement, unless fully performed, shall survive the execution and delivery of this Agreement.

Dated this ___________ day of March, 2008.

Jay County Development Corporation

by ______________________________

______________________________, President

Dated this 24 day of March, 2008.

Omnicity, Inc.

by ______________________________

Richard L Beltzhoover, President